                                 AMENDMENT NO. 6
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation,
A I M Distributors, Inc., a Delaware corporation, Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                                            SCHEDULE A
------------------------------------------ ------------------------------------------- ---------------------------------------
FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                           POLICIES FUNDED BY THE
THE POLICIES                               UTILIZING THE FUNDS                         SEPARATE ACCOUNTS
------------------------------------------ ------------------------------------------- ---------------------------------------
                                           Fulcrum Variable Life Account of            Fulcrum Fund Variable Annuity
AIM V.I. Capital Appreciation Fund         Allmerica Financial Life Insurance and
AIM V.I. Value Fund                        Annuity Company
AIM V.I. Growth Fund                       -----------------------------------------------------------------------------------
AIM V.I. International Equity Fund         FUVUL Separate Account of Allmerica         ValuPlus Assurance (First Union)
AIM V.I. High Yield Fund                   Financial Life Insurance and Annuity
AIM V.I. Dent Demographic Trends Fund      Company
AIM V.I. Aggressive Growth Fund            ------------------------------------------- ---------------------------------------
AIM V.I. Blue Chip Fund                    Separate Account VA-P of Allmerica          Pioneer Vision; Pioneer C-Vision; and
                                           Financial Life Insurance and Annuity        Pioneer XtraVision; Pioneer No-Load
                                           Company
                                           ------------------------------------------- ---------------------------------------
                                           Separate Account VA-K(Delaware) of          Delaware Medallion; Delaware Golden
                                           Allmerica Financial Life Insurance and      Medallion
                                           Annuity Company
                                           ------------------------------------------- ---------------------------------------
                                           Separate Account VA-K of Allmerica          Agency Ultimate Advantage; Advantage,
                                           Financial Life Insurance and Annuity        ExecAnnuity; IVA; Fund Quest; Annuity
                                           Company                                     Scout
                                           ------------------------------------------- ---------------------------------------
                                           Group VEL Account                           Executive Solutions
                                           ------------------------------------------- -----------------------------------
                                           Allmerica Select Separate Account           Select Reward, Select Resource (I,
                                                                                       II), Select Charter;  Select Acclaim;
                                                                                       Select Reward
                                           ------------------------------------------- ---------------------------------------
                                           Allmerica Select Separate Account II        Select Life II
                                           (Life)
                                           ------------------------------------------- ---------------------------------------
                                           Separate Account IMO                        Allmerica Select Life Plus, Allmerica
                                                                                       VUL 2001, VUL 2001 Survivorship
                                           ------------------------------------------- ---------------------------------------
                                           Allmerica Select Separate Account III       Select III, VEL III
                                           ------------------------------------------- ---------------------------------------
                                           Inheiritage Account                         Select Inheiritage
                                           ------------------------------------------- ---------------------------------------

        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.



Effective Date:   May 1, 2001


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



                                                      AIM VARIABLE INSURANCE FUNDS, INC.


Attest:                                               By:
        ---------------------------------------              ------------------------------------
Name:   Nancy L. Martin                               Name:  Robert H. Graham
Title:  Assistant Secretary                           Title: President


(SEAL)
                                                      A I M DISTRIBUTORS, INC.


Attest:                                               By:
        ---------------------------------------              --------------------------------------
Name:   Nancy L. Martin                               Name:  Michael J. Cemo
Title:  Assistant Secretary                           Title: President



(SEAL)


                                                      ALLMERICA FINANCIAL LIFE INSURANCE AND
                                                      ANNUITY COMPANY



Attest:                                               By:
        ----------------------------------------          ------------------------------------------
Name:                                                 Name:
        -----------------------------------------          -----------------------------------------
Title:                                                Title:
        ------------------------------------------          ----------------------------------------



(SEAL)


                                                      ALLMERICA INVESTMENTS, INC.



Attest:                                                By:
        -------------------------------------------         ---------------------------------
Name:                                                  Name:       David J. Mueller
        --------------------------------------------         ------------------------------
Title:                                                 Title:      Vice President
        ---------------------------------------------        -----------------------------



(SEAL)


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